                                                                    Exhibit 1(d)

                               MERCURY FUNDS, INC.

                              Articles of Amendment

     Mercury Funds, Inc. (hereinafter called the "Corporation"), a Maryland corporation, having its principal office in the State of Maryland in the City of Baltimore, hereby certifies to the State Department of Assessments and Taxation of the State of Maryland that:

     FIRST: Article IV, paragraph (1) of the Charter of the Corporation is hereby amended in its entirety to read as follows:

          (1) The total number of shares of capital stock which the Corporation shall have authority to issue is Eleven Billion Four Hundred Million (11,400,000,000) shares, of the par value of One Hundredth of One Cent ($.0001) per share, and of the aggregate par value of One Million One Hundred Forty Thousand Dollars ($1,140,000). The capital stock consists of twenty-seven Series, known as Merrill Lynch Pan-European Growth Fund, Merrill Lynch International Fund, and Merrill Lynch Global Balanced Fund (collectively, the "Merrill Lynch Funds"), Mercury Japan Capital Fund, Mercury U.S. Small Cap Growth Fund, Mercury U.S. Large Cap Fund, Mercury Emerging Economies Fund, Mercury Select Growth Fund, Mercury Fund 9, Mercury Fund 10, Mercury Fund 11, Mercury Fund 12, Mercury Fund 13, Mercury Fund 14, Mercury Fund 15, Mercury Fund 16, Mercury Fund 17, Mercury Fund 18, Mercury Fund 19, Mercury Fund 20, Mercury Fund 21, Mercury Fund 22, Mercury Fund 23, Mercury Fund 24, Mercury Fund 25, Mercury Fund 26 and Mercury Fund 27 (collectively, the "Mercury Funds" and together with the Merrill Lynch Funds, the "Series"). Each of the Mercury Funds, other than Mercury U.S. Small Cap Growth Fund and Mercury U.S. Large Cap Fund, shall consist of Four Hundred Million (400,000,000) shares. Each of the Merrill Lynch Funds and Mercury U.S. Small Cap Growth Fund shall consist of Five Hundred Million (500,000,000) shares. Mercury U.S. Large Cap Fund shall consist of Six Hundred Million (600,000,000) shares. The shares of each Mercury Fund, except for Mercury U.S. Small Cap Growth Fund, shall consist of four classes designated Class I shares, Class A shares, Class B shares and Class C shares. The shares of each Merrill Lynch Fund and Mercury U.S. Small Cap Growth Fund shall consist of five classes designated Class I shares, Class A shares, Class B shares, Class C shares and Class R shares. Each class of each Series, except for the Class B shares of Mercury U.S. Large Cap Fund, shall consist of One Hundred Million (100,000,000) shares. The Mercury U.S. Large Cap Fund Class B shares shall consist of Three Hundred Million (300,000,000) shares.

     SECOND: The foregoing amendment of the Charter of the Corporation represents the redesignation for the Merrill Lynch Funds of Class A shares to Class I shares and of Class D shares to Class A shares.

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          (1)  The Series and Classes of the capital stock that the Corporation has authority to issue before the redesignation are as follows:

              Series and Classes                     Number of Authorized Shares
              ------------------                     ---------------------------

Merrill Lynch Pan-European Growth Fund
     Class A Common Stock                                   100,000,000
     Class B Common Stock                                   100,000,000
     Class C Common Stock                                   100,000,000
     Class D Common Stock                                   100,000,000
     Class R Common Stock                                   100,000,000

Merrill Lynch International Fund
     Class A Common Stock                                   100,000,000
     Class B Common Stock                                   100,000,000
     Class C Common Stock                                   100,000,000
     Class D Common Stock                                   100,000,000
     Class R Common Stock                                   100,000,000

Merrill Lynch Global Balanced Fund
     Class A Common Stock                                   100,000,000
     Class B Common Stock                                   100,000,000
     Class C Common Stock                                   100,000,000
     Class D Common Stock                                   100,000,000
     Class R Common Stock                                   100,000,000

Mercury Japan Capital Fund
     Class I Common Stock                                   100,000,000
     Class A Common Stock                                   100,000,000
     Class B Common Stock                                   100,000,000
     Class C Common Stock                                   100,000,000

Mercury U.S. Small Cap Growth Fund
     Class I Common Stock                                   100,000,000
     Class A Common Stock                                   100,000,000
     Class B Common Stock                                   100,000,000
     Class C Common Stock                                   100,000,000
     Class R Common Stock                                   100,000,000

Mercury U.S. Large Cap Fund
     Class I Common Stock                                   100,000,000
     Class A Common Stock                                   100,000,000
     Class B Common Stock                                   300,000,000
     Class C Common Stock                                   100,000,000

Mercury Emerging Economies Fund
Class I Common Stock                                        100,000,000

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              Series and Classes                     Number of Authorized Shares
              ------------------                     ---------------------------

     Class A Common Stock                                   100,000,000
     Class B Common Stock                                   100,000,000
     Class C Common Stock                                   100,000,000

Mercury Select Growth Fund
     Class I Common Stock                                   100,000,000
     Class A Common Stock                                   100,000,000
     Class B Common Stock                                   100,000,000
     Class C Common Stock                                   100,000,000

Mercury Fund 9
     Class I Common Stock                                   100,000,000
     Class A Common Stock                                   100,000,000
     Class B Common Stock                                   100,000,000
     Class C Common Stock                                   100,000,000

Mercury Fund 10
     Class I Common Stock                                   100,000,000
     Class A Common Stock                                   100,000,000
     Class B Common Stock                                   100,000,000
     Class C Common Stock                                   100,000,000

Mercury Fund 11
     Class I Common Stock                                   100,000,000
     Class A Common Stock                                   100,000,000
     Class B Common Stock                                   100,000,000
     Class C Common Stock                                   100,000,000

Mercury Fund 12
     Class I Common Stock                                   100,000,000
     Class A Common Stock                                   100,000,000
     Class B Common Stock                                   100,000,000
     Class C Common Stock                                   100,000,000

Mercury Fund 13
     Class I Common Stock                                   100,000,000
     Class A Common Stock                                   100,000,000
     Class B Common Stock                                   100,000,000
     Class C Common Stock                                   100,000,000

Mercury Fund 14
     Class I Common Stock                                   100,000,000
     Class A Common Stock                                   100,000,000
     Class B Common Stock                                   100,000,000
     Class C Common Stock                                   100,000,000

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              Series and Classes                     Number of Authorized Shares
              ------------------                     ---------------------------

Mercury Fund 15
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 16
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 17
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 18
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 19
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 20
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 21
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 22
     Class I Common Stock                                    100,000,000

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              Series and Classes                     Number of Authorized Shares
              ------------------                     ---------------------------
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 23
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 24
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 25
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 26
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 27
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

                                                        Total: 11,400,000,000

          (2) The Series and Classes of the capital stock that the Corporation has authority to issue after the redesignation are as follows:

              Series and Classes                     Number of Authorized Shares
              ------------------                     ---------------------------

Merrill Lynch Pan-European Growth Fund
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

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              Series and Classes                     Number of Authorized Shares
              ------------------                     ---------------------------
     Class R Common Stock                                    100,000,000

Merrill Lynch International Fund
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000
     Class R Common Stock                                    100,000,000

Merrill Lynch Global Balanced Fund
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000
     Class R Common Stock                                    100,000,000

Mercury Japan Capital Fund
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury U.S. Small Cap Growth Fund
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000
     Class R Common Stock                                    100,000,000

Mercury U.S. Large Cap Fund
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    300,000,000
     Class C Common Stock                                    100,000,000

Mercury Emerging Economies Fund
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Select Growth Fund
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000

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              Series and Classes                     Number of Authorized Shares
              ------------------                     ---------------------------

     Class C Common Stock                                    100,000,000

Mercury Fund 9
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 10
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 11
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 12
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 13
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 14
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 15
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 16

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              Series and Classes                     Number of Authorized Shares
              ------------------                     ---------------------------

     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 17
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 18
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 19
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 20
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 21
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 22
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 23
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000

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              Series and Classes                     Number of Authorized Shares
              ------------------                     ---------------------------

     Class C Common Stock                                    100,000,000

Mercury Fund 24
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 25
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 26
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

Mercury Fund 27
     Class I Common Stock                                    100,000,000
     Class A Common Stock                                    100,000,000
     Class B Common Stock                                    100,000,000
     Class C Common Stock                                    100,000,000

                                                        Total: 11,400,000,000

     THIRD: These Articles of Amendment have been approved by a majority of the entire Board of Directors of the Corporation and are limited to a change expressly authorized by Section 2-605 of the Maryland General Corporation Law and are therefore made without action by the stockholders.

     FOURTH: The authorized capital stock of the Corporation has not been increased by these Articles of Amendment.

     FIFTH: As amended hereby, the Corporation's charter shall remain in full force and effect.

     SIXTH: These Articles of Amendment shall be effective as of 8:00 a.m. on the 14th day of April, 2003.

     IN WITNESS WHEREOF, MERCURY FUNDS, INC. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary as of the 21st day of March, 2003.

                                         MERCURY FUNDS, INC.

                                         By:  /s/ Terry K. Glenn
                                              ------------------
                                               Terry K. Glenn, President

Witness:


/s/ Susan B. Baker
------------------
Susan B. Baker, Secretary

     THE UNDERSIGNED, President of the Corporation, who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment to be the corporate act of the Corporation and further certifies, as to all of the matters and facts required to be verified under oath, that to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects, under the penalties of perjury.

                                              /s/ Terry K. Glenn
                                              ------------------
                                               Terry K. Glenn, President